UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2005

                           NewMarket Technology Inc.
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             (Exact name of registrant as specified by its charter)


       Nevada                       00-27917                 65-0729900
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(State or other Jurisdiction  (Commission File Number)  (IRS Employer
of Incorporation)                                         Identification Number)

                         14860 Montfort Drive, Suite 210
                               Dallas, Texas 75254
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                    (Address of Principal Executive Offices)

                                 (972) 386-3372
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                (Issuer's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On June 27, 2005, NewMarket Technology, Inc.'s ("NewMarket") wholly owned subsidiary IP Global Voice, Inc. (d/b/a Xiptel), ('Xiptel") acquired substantially all of the assets of Corsa Network Technologies, Inc. ("Corsa") pursuant to an Asset Purchase Agreement among NewMarket, Xiptel and Aubrey Brown ("Brown"), the sole shareholder of Corsa.

     The purchase price for the assets was (i) $100,000 in cash; (ii) 1,400 shares of Series I 8% Cumulative Convertible Preferred Stock of NewMarket having a stated value of $1,000 per share; and (iii) 490 shares of Convertible Preferred Stock of the Xiptel, which shall (a) have a stated value and have such other economic terms as shall be mutually determined by the parties within 30 days of the closing date; (b) be issued, in equal installments over a 12 month period commencing with the closing and (c) be convertible into 4.9% of the issued and outstanding shares of common stock of Xiptel beginning on the first anniversary of the closing.

     No later than July 7, 2006, Xiptel shall prepare and deliver to Brown a statement (the "Revenue Statement") of the projected gross revenues of Xiptel for a year after closing, as measured from the closing date through June 30, 2006. The purchase price shall be reduced for every shortfall of $1 million (or fraction thereof) of the projected revenue below $11.3 million by (i) $50,000 (in the stated value of the NewMarket Preferred Stock) and (ii) either 50 shares of Xiptel Preferred Stock or 0.5% of common stock ownership of Xiptel on a fully diluted basis, assuming conversion of the Xiptel Preferred Stock (from a ceiling of 4.9% of the stock). The maximum reduction in purchase price shall be (i) $200,000 in stated value of the NewMarket Preferred Stock and (ii) 200 shares of Xiptel Preferred Stock, or, assuming conversion of Xiptel Preferred Stock, 2% of Xiptel's common stock.

     Corsa is a systems integrator of security systems for the corporate market. Corsa designs, integrates and sells security solutions that enables confidential communications over internal and external, public and private networks.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of businesses acquired.
          Audited Financial Statements of Corsa for the years ended December 31, 2004 and 2003 (to be filed by amendment).

          Unaudited Financial Statements of the Company for the three months ended March 31, 2005 (to be filed by amendment).

     (b) Proforma Financial Information
          Proforma Financial Information (to be filed by amendment).

     (c) Exhibits.

Exhibit
No.               Description
-------   ------------------------------
10.1      Asset Purchase Agreement by and between Newmarket,  Xiptel,  Corsa and
          Brown


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          NEWMARKET TECHNOLOGIES, INC.

Date:  July 1, 2005                        By:/s/Philip Verges
                                            --------------------------
                                            Name: Philip Verges
                                            Title: CEO